UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Letter from the Chair and Chair-Elect

June 13, 2023

Dear Stockholders,

The Biogen Board of Directors values stockholder feedback and strives to be responsive to stockholder concerns. Following our 2022 Annual Meeting, a team of independent members of our Board of Directors and members of the management team contacted stockholders holding approximately 64% of our outstanding stock and met with holders of approximately 44% of the outstanding stock. After filing our Proxy Statement on April 28, 2023, we continued our outreach efforts, and met with a number of stockholders to solicit their views and respond to questions.

Based on the feedback we have received, the Board of Directors has unanimously determined that it is in the best interest of Biogen and its stockholders to significantly refresh the membership of the Board of Directors at this time. As a result, Alexander J. Denner, Ph.D., William D. Jones and Richard C. Mulligan, Ph.D., will not stand for election at the upcoming 2023 Annual Meeting. We thank Drs. Denner and Mulligan and Mr. Jones for their commitment to Biogen and the many valuable contributions they have made during their respective tenures on the Board of Directors.

The Board of Directors has nominated for election the other Directors named in our Proxy Statement, as well as Susan K. Langer, a new candidate for the Board of Directors, whose biographical information and other information is described more fully in the revised proxy materials being filed today. We believe this group of nominees has the skills, experience, diversity and character to deliver significant long-term value to our stockholders and fulfil the duties of the Board of Directors.

To allow stockholders sufficient time to consider this revised slate of and the other matters to be considered at the Annual Meeting, we will convene the Annual Meeting virtually as scheduled on Wednesday, June 14, 2023 and will adjourn the Annual Meeting without conducting any business. We will reconvene the Annual Meeting virtually on Monday, June 26, 2023 at 9:00 a.m. Eastern Time. The April 20, 2023 record date for the Annual Meeting will remain unchanged.

We are committed to continuing to engage with our stockholders to identify ways to improve Biogen’s performance and the Board of Directors’ function. We thank you for your investment in Biogen and look forward to working with you during the year ahead.

Truly yours,

STELIOS PAPADOPOULOS, Ph.D., Chair

CAROLINE DORSA, Chair-elect

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends and supplements the Definitive Proxy Statement and related proxy card that were originally filed by Biogen Inc. (“Biogen”) with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) in connection with Biogen’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

This Amendment updates disclosures regarding an updated slate of director nominees and the adjournment of the Annual Meeting until Monday, June 26, 2023 at 9:00 a.m. Eastern Time.

Except as specifically described in this Explanatory Note, this Amendment does not modify or update any other disclosures presented in the Proxy Statement, nor does it reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

The amended proxy card enclosed with this Amendment differs from the original proxy card previously furnished to you in that the amended proxy card includes the election of Susan K. Langer as a nominee for director and no longer includes Alexander J. Denner, Ph.D., William D. Jones and Richard C. Mulligan, Ph.D., as nominees. If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended proxy card with this Amendment or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or as previously provided to you on your Notice of Internet Availability of Proxy Materials. However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals, but will not be counted in the election of Ms. Langer because she is not listed as a nominee on the original proxy card.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Amended Notice of 2023 Annual Meeting of Stockholders

Original Meeting Date:	Wednesday, June 14, 2023

Reconvened Meeting Date:	Monday, June 26, 2023

Time:	9:00 a.m. Eastern Time

Place:	Online only at www.virtualshareholdermeeting.com/BIIB2023

Record Date:	April 20, 2023. Only Biogen stockholders of record at the close of business on the record date are entitled to receive notice of, and vote at, the annual meeting.

Items of Business:	1.

To elect the 7 nominees identified in the accompanying amendment to the Proxy Statement to our Board of Directors to serve for a one-year term extending until our 2024 annual meeting of stockholders and their successors are duly elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	To hold an advisory vote on executive compensation.

4.	To hold an advisory vote on the frequency of the advisory vote on executive compensation.

5.	To elect Susan K. Langer to our Board of Directors to serve for a one-year term extending until our 2024 annual meeting of stockholders and her successor is duly elected and qualified.

6.	To transact such other business as may be properly brought before the annual meeting and any adjournments or postponements.

Virtual Meeting:

To participate in the annual meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/BIIB2023. You will need the 16-digit control number (Control Number) included on your Notice of Internet Availability of Proxy Materials (Notice) or your proxy card or voting instruction form that accompanied your proxy materials. Stockholders will be able to vote and submit questions during the annual meeting with the Control Number.

You will not be able to attend the annual meeting in person.

Voting:

Your vote is extremely important regardless of the number of shares you own. Whether or not you expect to attend the annual meeting online, we urge you to vote as promptly as possible by telephone or Internet or by signing, dating and returning a printed proxy card or voting instruction form, as applicable. If you attend the annual meeting online, you may vote your shares during the annual meeting virtually via the Internet even if you previously voted your proxy. Please vote as soon as possible to ensure that your shares will be represented and counted at the annual meeting.

The amended proxy card enclosed with this revised proxy differs from the original proxy card previously furnished to you in that the amended proxy card includes the election of Susan K. Langer as a nominee for director and no longer includes Alexander J. Denner, Ph.D., William D. Jones and Richard C. Mulligan, Ph.D., as nominees. If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended proxy card with this revised proxy or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or as previously provided to you on your Notice of Internet Availability of Proxy Materials. However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals but will not be counted in the election of Ms. Langer because she is not listed as a nominee on the original proxy card.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Stockholders:

The Notice of 2023 Annual Meeting of Stockholders, Amended Notice of 2023 Annual Meeting of Stockholders, Proxy Statement, Revised Proxy Statement and 2022 Annual Report on Form 10-K are available at the following website: www.proxyvote.com.

By Order of Our Board of Directors,

SUSAN H. ALEXANDER,

Secretary

225 Binney Street

Cambridge, Massachusetts 02142

June 13, 2023

Revised Proxy Statement

Revised Proxy Statement Dated June 13, 2023

Annual Meeting Information

ORIGINAL MEETING DATE: RECONVENED MEETING DATE:	Wednesday, June 14, 2023 Monday, June 26, 2023
TIME:	9:00 a.m. Eastern Time
LOCATION:	Online only at www.virtualshareholdermeeting.com/BIIB2023 You will not be able to attend the annual meeting in person.
RECORD DATE:	April 20, 2023

This amendment no. 1 (this “Revised Proxy”) is an amendment to the proxy statement we previously filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) for the 2023 annual meeting of stockholders (the “Annual Meeting”) of Biogen Inc. (the “Company”). This Revised Proxy is being provided to our stockholders to revise our slate of nominees for election to the Board of Directors (the “Board”) at the Annual Meeting by removing Alexander J. Denner, Ph.D., William D. Jones, and Richard C. Mulligan, Ph.D., as director nominees, and adding a new proposal to elect Susan K. Langer as a director.

For those stockholders who had not previously requested paper proxy materials, and in lieu of paper proxy materials, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our annual report online and how to vote online. This Revised Proxy is mailed to our stockholders of record as of April 20, 2023, the record date for the Annual Meeting, and will also be made available on the internet at www.proxyvote.com. An amended proxy card is also being mailed together with this Revised Proxy.

Except as supplemented or amended by the information contained in this Revised Proxy, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Revised Proxy carefully in its entirety together with the Proxy Statement.

The amended proxy card enclosed with this Revised Proxy differs from the original proxy card previously furnished to you in that the amended proxy card includes the election of Susan K. Langer as a nominee for director and no longer includes Alexander J. Denner, Ph.D., William D. Jones and Richard C. Mulligan, Ph.D., as nominees. If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended proxy card with this Revised Proxy or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or as previously provided to you on your Notice of Internet Availability of Proxy Materials. However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals but will not be counted in the election of Ms. Langer because she is not listed as a nominee on the original proxy card.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Our Proxy Statement is hereby amended to remove Alexander J. Denner, Ph.D., William D. Jones, and Richard C. Mulligan, Ph.D., as director nominees in Proposal 1. The other nominees under Proposal 1 remain unchanged. In addition, a new Proposal 5 has been added to elect Susan K. Langer as a director for a term expiring at the 2024 annual meeting of stockholders and until her successor is elected and qualified.

2023 Proxy Statement -i-

You are being asked to vote on the election of 8 nominees for director as set forth in this Revised Proxy. All directors are elected annually by the affirmative vote of a majority of votes cast.

Nominees to the Board

				Committee Memberships*

Name	Age*	Independent	Audit Committee	Compensation and Management Development	Corporate Governance Committee	Other Public Boards

Caroline Dorsa**	63	✓	C			3***

Maria C. Freire, Ph.D.	69	✓		M		2

William A. Hawkins	69	✓		M		2

Susan K. Langer	32	✓				—

Jesus B. Mantas	54	✓	M		M	—

Christopher A. Viehbacher	63					1****

Eric K. Rowinsky, M.D.	66	✓			M	3

Stephen A. Sherwin, M.D.	74	✓	M			2

* Age and Committee memberships are as of June 13, 2023.

** Dr. Papadopoulos is not standing for reelection at the 2023 Annual Meeting. Effective immediately after the 2023 Annual Meeting, Ms. Dorsa will become Chair of the Board.

*** Ms. Dorsa resigned from the Board of Directors of Intellia Therapeutics, Inc. The resignation will be effective on June 15, 2023.

**** Mr. Viehbacher is not standing for reelection for the Board of Directors of Puretech plc and will depart the Puretech plc Board on June 13, 2023.

“C” indicates Chair of the committee.

“M” indicates member of the committee.

Director Skills and Qualifications

The Corporate Governance Committee believes that the 8 director nominees collectively have the skills, experience, diversity and character to execute the Board of Directors’ responsibilities. The following is a summary of those qualifications:

Attributes, Experience and Skills

General Management Experience	✓	✓	✓	✓	✓	✓	✓	✓

Financial Experience	✓	✓	✓		✓		✓	✓

Audit Committee Financial Expertise	✓		✓				✓

Mergers & Acquisitions Experience	✓		✓	✓	✓	✓	✓	✓

Scientific Research Experience		✓			✓	✓	✓

Drug Development Experience		✓		✓		✓	✓	✓

Commercial Experience	✓		✓	✓	✓			✓

International Business Experience	✓	✓	✓		✓			✓

Public Policy Experience	✓	✓	✓		✓		✓	✓

Operations Experience	✓		✓	✓	✓	✓	✓	✓

Environmental, Social, Governance Experience		✓	✓	✓	✓	✓	✓	✓

Diversity	✓	✓		✓	✓

Other Public Company Board Service	✓	✓	✓			✓	✓	✓

Cybersecurity Experience	✓	✓			✓

The lack of a “✓” for a particular item does not mean that the director does not possess that qualification, characteristic, expertise or experience. Each of our Board members has experience and/or skills in the enumerated areas, however the ✓ indicates that a director has a particular strength in that area.

2023 Proxy Statement -ii-

In compliance with Nasdaq’s Board Diversity Rule, the table below provides certain highlights of the composition of our Board members in 2023.

Board Diversity Matrix (April 20, 2023)

Total Number of Directors		11

Total Number of Nominees		8

Attributes, Experience and Skills

Part 1: Gender Identity

Female		✓	✓

Male	✓			✓	✓	✓	✓	✓	✓	✓	✓

Non-Binary

Did Not Disclose Gender

Part II: Demographic Background

African American or Black					✓

Alaskan Native or Native American

Asian

Hispanic or Latinx			✓			✓

Native Hawaiian or Pacific Islander

White		✓		✓			✓	✓	✓	✓	✓

Two or More Races or Ethnicities

LGBTQ+

Did Not Disclose Demographic Background	✓

Director Independence

All of our directors and nominees for director, other than Mr. Viehbacher, our President and Chief Executive Officer, satisfy the independence requirements of The Nasdaq Stock Market.

2023 Proxy Statement -iii-

Proposal 1 – Election of 7 Directors

We are asking our stockholders to elect the 7 director nominees listed below to serve a one-year term extending until our 2024 annual meeting of stockholders and until their successors are duly elected and qualified, unless they resign or are removed:

Caroline D. Dorsa	Jesus B. Mantas	Stephen A. Sherwin
Maria C. Freire	Eric K. Rowinsky	Christopher A. Viehbacher
William A. Hawkins

Our Board of Directors has nominated these 7 individuals based on its carefully considered judgment that the experience, qualifications, attributes and skills of our nominees qualify them to serve on our Board of Directors. As described in our Proxy Statement and this Revised Proxy, our nominees have considerable professional and business expertise. We know of no reason why any nominee would be unable to accept nomination or election. All nominees have consented to be named in this Proxy Statement and to serve if elected.

If any nominee is unable to serve on our Board of Directors, the shares represented by your proxy will be voted for the election of such other person as may be nominated by our Board of Directors. In addition, in compliance with all applicable state and federal laws and regulations, we will file an amended proxy statement and proxy card that, as applicable, (1) identifies the alternate nominee(s) and (2) discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected. As previously disclosed, Dr. Papadopoulos is not standing for reelection at the Annual Meeting. Ms. Dorsa will succeed Dr. Papadopoulos as Chair of the Board of Directors immediately following our 2023 Annual Meeting.

2023 Proxy Statement	-1-

Our Nominees for Director

Caroline Dorsa
Director Since: 2010 Independent Chair: after 2023 Annual Meeting Age: 63 Biogen Board Committee: – Audit (Chair)

Experience

Ms. Dorsa served as the Executive Vice President and Chief Financial Officer of Public Service Enterprise Group Incorporated, a diversified energy company, from April 2009 until her retirement in October 2015, and served on its Board of Directors from February 2003 to April 2009. From February 2008 to April 2009, she served as Senior Vice President, Global Human Health, Strategy and Integration at Merck & Co., Inc., a pharmaceutical company. From November 2007 to January 2008, Ms. Dorsa served as Senior Vice President and Chief Financial Officer of Gilead Sciences, Inc., a life sciences company. From February 2007 to November 2007, she served as Senior Vice President and Chief Financial Officer of Avaya, Inc., a telecommunications company. From 1987 to January 2007, Ms. Dorsa held various financial and operational positions at Merck & Co., Inc., including Vice President and Treasurer, Executive Director of U.S. Customer Marketing and Executive Director of U.S. Pricing and Strategic Planning.

Qualifications

Ms. Dorsa has significant financial and accounting expertise and a deep knowledge of the pharmaceutical industry. Her strategic perspective on the industry is particularly valuable to our Board of Directors as it oversees our growth initiatives and reviews both internal development projects and external opportunities.

Other Current Public Company Boards

– Duke Energy

– Illumina, Inc.

– Intellia Therapeutics, Inc. (resigned from the Board of Directors of Intellia Therapeutics, Inc. effective June 15, 2023.)

Former Public Company Directorships Held in the Past Five Years

– Goldman Sachs Investment Funds

Maria C. Freire, Ph.D.
Director Since: 2021 Age: 69 Biogen Board Committee: – Compensation and Management Development

Experience

From November 2012 to September 2021, Dr. Freire served as President and Executive Director and as a member of the Board of Directors of the Foundation for the National Institutes of Health. From March 2008 to November 2012, she served as President and as a member of the Board of Directors of the Albert and Mary Lasker Foundation. Prior to joining the Lasker Foundation, Dr. Freire served as President and Chief Executive Officer of the Global Alliance for TB Drug Development from 2001 to 2008 and Director of the Office of Technology Transfer at the National Institutes of Health from 1995 to 2001. She has served on the boards of numerous national and international organizations, including the Science Board of the U.S. Food and Drug Administration, the World Health Organization Commission on Intellectual Property Rights, Innovation and Public Health and the United Nations Secretary General’s High Level Panel on Access to Medicines. Dr. Freire also serves on the Board of Koneksa Health, a private company that develops, tests and validates digital biomarkers for clinical trials. Dr. Freire is also a member of the National Academy of Medicine and the Council on Foreign Relations, and she is the recipient of numerous awards, including a 2017 Gold Stevie Award for “Woman of the Year,” the U.S. Department of Health and Human Services Secretary’s Award for Distinguished Service, the Arthur S. Fleming Award and the Bayh-Dole Award. Dr. Freire holds a Ph.D. in Biophysics from the University of Virginia and a B.S. from the Universidad Peruana Cayetano Heredia in Lima, Peru.

Qualifications

Dr. Freire has significant knowledge and experience with respect to medical research, the pharmaceutical industry and government healthcare policymaking. Dr. Freire’s strong public policy and government experience also provides vital insights to our Board of Directors about significant issues affecting the highly regulated life sciences industry.

Other Current Public Company Boards

– Alexandria Real Estate Equities, Inc.

– Exelixis, Inc.

Former Public Company Directorships Held in the Past Five Years

– None

2023 Proxy Statement	-2-

William A. Hawkins
Director Since: 2019 Age: 69 Biogen Board Committee: – Compensation and Management Development

Experience

Mr. Hawkins serves as a Senior Advisor to EW Healthcare Partners, a life sciences private equity firm. Mr. Hawkins is the former Chairman and CEO of Medtronic, Inc., a global leader in medical technology. He was at Medtronic from 2002 until 2011. After retiring from Medtronic, he served as President and Chief Executive Officer of Immucor, a private equity backed global leader in transfusion and transplant medicine from October 2011 to July 2015. From 1998 to 2001 Mr. Hawkins served as President and Chief Executive Officer of Novoste Corporation, an interventional cardiology company. Prior to that, Mr. Hawkins served in a variety of senior roles at American Home Products, a consumer, pharma and medical device company, Johnson & Johnson, a healthcare company, Guidant Corporation, a medical products company, and Eli Lilly and Company, a global pharmaceutical company. Mr. Hawkins also serves on the boards of Virtue Labs, Enterra, Cirtec Medical Corp., and Baebies, Inc., all of which are life science companies. Mr. Hawkins is on the executive committee of the Duke University Board of Trustees, and intends to step down effective June 30, 2023, and he and is Chair of the Duke University Health System. Mr. Hawkins was elected as a member of the AIMBE College of Fellows and the National Academy of Engineering. He has a dual degree in Electrical and Biomedical Engineering from Duke University and a M.B.A. from the University of Virginia’s Darden School of Business.

Qualifications

Mr. Hawkins has significant leadership experience as a chief executive officer, significant knowledge of, and experience in, the healthcare industry and significant international experience. He also has extensive governance and public company board experience.

Other Current Public Company Boards

– Bioventus Inc. (Chairman)

– MiMedx Group, Inc.

Former Public Company Directorships Held in the Past Five Years

– Avanos Medical, Inc.

Jesus B. Mantas
Director Since: 2019 Age: 54 Biogen Board Committee: – Corporate Governance, Audit

Experience

Mr. Mantas serves as the Global Managing Partner responsible for IBM Business Transformation Services unit of IBM, and he is also responsible for IBM Consulting Corporate Development. Mr. Mantas is a member of the IBM Executive Performance Team, IBM Executive Technology Team and IBM Chairman Acceleration Team and is the Emeritus Chair of the IBM Hispanic Diversity Council. He served in the Global AI Council of the World Economic Forum, serves on the board of HITEC, a non-profit organization focused on developing and advancing the careers of Hispanic executives in the Technology Industry and on the board of NACME (National Action Council for Minorities in Engineering). He is a limited partner to Benhamou Global Ventures Fund IV, an investment fund for early-stage companies focusing on digital transformation, and is an active investor in Hispanic-led early stage companies. From 2002 through 2016, Mr. Mantas led IBM’s Business Consulting unit, one of the largest consulting organizations in the world. Prior roles included leading IBM Global Process Services and the Business Services unit in Latin America after he held multiple leadership positions as Vice President in North America. Before joining IBM, Mr. Mantas was a Partner in PricewaterhouseCoopers Consulting, an adjunct professor at University of California Irvine – Graduate School of Management and an officer in the Air Force of Spain.

Qualifications

Mr. Mantas has significant global operating, business and technology leadership experience across Europe, North America and Latin America. He has demonstrated leadership designing new strategies and translating them into execution, applying technology to improve business performance, advocating for diversity and developing talent in multi-cultural environments. He brings over 30 years of experience in information technology, data science and artificial intelligence.

Other Current Public Company Boards

– None

Former Public Company Directorships Held in the Past Five Years

– None

2023 Proxy Statement	-3-

Eric K. Rowinsky, M.D.
Director Since: 2010 Age: 66 Biogen Board Committee: – Corporate Governance

Experience

Dr. Rowinsky’s professional career has been focused on the development and registration of new therapeutics of all types. He has played an integral role and has led teams that have registered more than twelve novel therapies for patients with advanced cancers. He has been an independent consultant to the biopharmaceutical industry since 2010. Dr. Rowinsky has served as President of Inspirna, Inc., a privately-held life sciences company, since November 2015 and previously served as its Executive Chairman from December 2016 to September 2021. He has served as Chief Medical Officer of Hummingbird Biotherapeutics, a private life-science company focusing on discovery of novel targets and protein therapeutics for cancer and autoimmune diseases from January 2020 to March 2023. From June 2016 to June 2021, he served as the Chief Scientific Officer of Clearpath Development Inc., which rapidly advances development stage therapeutic assets to pre-defined human proof-of-concept milestones. From January 2012 to November 2015, he was the Head of Research and Development and Chief Medical Officer of Stemline Therapeutics, Inc., a biotechnology company focusing on the discovery and development of therapeutics targeting cancer stem cells and rare diseases. Prior to that, he was the Chief Executive Officer of Primrose Therapeutics, Inc., a start-up biotechnology company focusing on the development of therapeutics for polycystic kidney disease, from August 2010 until its acquisition in September 2011. From 2005 to December 2009, he served as the Chief Medical Officer and Executive Vice President of ImClone Systems Inc, a life sciences company. From 1996 to 2004 he held several positions at the Cancer Therapy & Research Center’s Institute for Drug Development, including Director of the Institute and Director of Clinical Research. From 1988 to 1996 he was an Associate Professor of Oncology at the Johns Hopkins School of Medicine. Dr. Rowinsky has also served on the Board of Scientific Counselors of the National Cancer Institute.

Qualifications

Dr. Rowinsky has extensive research and drug development and regulatory experience and broad scientific and medical knowledge.

Other Current Public Company Boards

– Fortress Biotech Inc.

– Purple Biotech Ltd.

– Verastem, Inc.

Former Public Company Directorships Held in the Past Five Years

– BIND Therapeutics, Inc.

Stephen A. Sherwin, M.D.
Director Since: 2010 Age: 74 Biogen Board Committee: – Audit

Experience

Dr. Sherwin currently divides his time between advisory work in the life sciences industry and patient care and teaching in his specialty of medical oncology. He is a Clinical Professor of Medicine at the University of California, San Francisco and a volunteer Attending Physician in Hematology-Oncology at the Zuckerberg San Francisco General Hospital. Dr. Sherwin also currently serves as an advisory partner with Third Rock Ventures, LLC. He previously served as the Chairman of Ceregene, Inc., a life sciences company that he co-founded, from 2001 until its acquisition by Sangamo Biosciences, Inc. in 2013. He was also a co-founder and chairman of Abgenix, Inc., an antibody company which was acquired by Amgen Inc. in 2006. From 1990 to October 2009, he served as the Chief Executive Officer of Cell Genesys, Inc., a life sciences company, and was its Chairman from 1994 until the company’s merger with BioSante Pharmaceuticals, Inc. (now ANI Pharmaceuticals, Inc.) in October 2009. Prior to that, he held various positions at Genentech, Inc., a life sciences company, most recently as Vice President, Clinical Research. In addition, Dr. Sherwin previously served on the Board of Directors of the Biotechnology Industry Organization from 2001 to 2014 and as its chairman from 2009 to 2011.

Qualifications

Dr. Sherwin has extensive knowledge of the life sciences industry and brings more than 30 years of experience in senior leadership positions at large and small publicly traded life sciences companies to our Board of Directors.

Other Current Public Company Boards

– Neurocrine Biosciences, Inc.

– Bios Special Acquisition Corporation

Former Public Company Directorships Held in the Past Five Years

– Epiphany Technology Acquisition Corp.

– Aduro Biotech, Inc

2023 Proxy Statement	-4-

Christopher A. Viehbacher
Director Since: 2022 Age: 63 Biogen Board Committee: – None

Experience

Mr. Viehbacher has served as our President and Chief Executive Officer and member of our Board of Directors since November 2022. Prior to joining Biogen, Mr. Viehbacher served as Managing Partner of Gurnet Point Capital, a Boston based investment fund, from 2015 to 2022. Prior to that, Mr. Viehbacher served as Global CEO of Sanofi S.A., from 2008 to 2014. Prior to joining Sanofi, Mr. Viehbacher spent over 20 years with GlaxoSmithKline in Germany, Canada, France and, latterly, the U.S. as President of its North American pharmaceutical division. Mr. Viehbacher began his career with PricewaterhouseCoopers LLP and qualified as a chartered accountant. He is also a trustee of Northeastern University and a member of the Board of Fellows at Stanford Medical School.

Qualifications

Mr. Viehbacher has extensive international experience in both large pharmaceutical companies and entrepreneurial biotech companies. Mr. Viehbacher brings a keen understanding of the complexities involved in running a multibillion-dollar global pharmaceutical business as well as an appreciation for the value of innovation.

Other Current Public Company Boards

– Pure Tech plc (Chair), not standing for reelection and departing the Pure Tech plc Board of Directors on June 13, 2023.

Former Public Company Directorships Held in the Past Five Years

– Axcella Health

2023 Proxy Statement	-5-

Voting Requirements

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Majority of Votes Cast*	No

*   Any nominee who does not receive a majority of votes cast “for” his or her election would be required to tender his or her resignation promptly following the failure to receive the required votes. The Board (excluding the director in question) shall, within ninety (90) days after certification of the election results, decide whether to accept the director’s resignation, taking into account such factors as it deems relevant. The Board shall promptly disclose its decision and, if applicable, the reasons for rejecting the resignation in a filing with the Securities and Exchange Commission.

Abstentions/Broker Non-Votes: If you abstain from voting or there is a broker non-vote in any matter, your abstention or broker nonvote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast under our Bylaws.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE

NOMINEES NAMED ABOVE.

Proposal 5 – Election of Susan K. Langer as a Director

We are asking our stockholders to elect Susan K. Langer as a director to serve a one-year term extending until our 2024 annual meeting of stockholders and until her successor is duly elected and qualified, unless she resigns or is removed.

Our Board of Directors has nominated Ms. Langer based on its carefully considered judgment that the experience, qualifications, attributes and skills of Ms. Langer qualifies her to serve on our Board of Directors. As described in this Revised Proxy, Ms. Langer has considerable professional and business expertise. We know of no reason why Ms. Langer would be unable to accept nomination or election. Ms. Langer has consented to be named in this Revised Proxy and to serve if elected.

If Ms. Langer is unable to serve on our Board of Directors, the shares represented by your proxy will be voted for the election such other person as may be nominated by our Board of Directors. In addition, in compliance with all applicable state and federal laws and regulations, we will file an amended proxy statement and proxy card that, as applicable, (1) identifies the alternate nominee(s) and (2) discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected.

2023 Proxy Statement	-6-

Susan K. Langer
Age: 32 Biogen Board Committee: – None

Experience

Ms. Langer serves as the President of Souffle Therapeutics. Previously from February 2020 to September 2021, Ms. Langer served as founding President of Kojin Therapeutics, and she also served as founding Chief Business Officer of Paratus Sciences since September 2021. From 2013 to 2019, Ms. Langer worked for Biogen in roles of increasing responsibility, including as Head of Corporate Strategy where she led the strategy and execution of more than a dozen corporate transactions as well as company-wide initiatives. Ms. Langer has served as a director of NextRNA Therapeutics, Inc. since 2021. Ms. Langer has also previously served as a Venture Partner at Old Silver VC and Managing Partner at Guava Partners. She received a BA from Cornell University.

Qualifications

Ms. Langer brings healthcare and biotech operational and strategy experience to the Board.

Other Current Public Company Boards

– None

Former Public Company Directorships Held in the Past Five Years

– None

Ms. Langer was recommended as a director nominee to our Corporate Governance Committee by an independent director.

Stock Ownership

Ms. Langer beneficially owned 459 shares of our common stock, representing less than 1% of our outstanding shares of common stock as of April 28, 2023.

Voting Requirements

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Susan K. Langer as a Director	Majority of Votes Cast	No

Abstentions/Broker Non-Votes: If you abstain from voting or there is a broker non-vote in any matter, your abstention or broker nonvote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast under our Bylaws.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF

SUSAN K. LANGER AS A DIRECTOR.

2023 Proxy Statement	-7-

Information About the Meeting

The following section of our Proxy Statement is hereby amended and restated as follows. Information About the Meeting

Biogen Inc.

225 Binney Street

Cambridge, Massachusetts 02142

The Board of Directors of Biogen Inc. is soliciting your proxy to vote at our 2023 annual meeting of stockholders (Annual Meeting) originally scheduled to be held at 9:00 a.m. Eastern Time on Wednesday, June 14, 2023 and to be reconvened at 9:00 a.m. Eastern Time on Wednesday, June 26, 2023 for the purposes summarized in our Proxy Statement and this Revised Proxy.

References in this Revised Proxy to “Biogen” or the “Company,” “we,” “us” and “our” refer to Biogen Inc.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote upon the matters that are summarized in the formal meeting notice. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the Annual Meeting.

Can I attend the Annual Meeting?

This will be virtual meeting only. You will not be able to attend the Annual Meeting in person.

Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/BIIB2023.

What do I need in order to be able to participate in the Annual Meeting virtually via the Internet?

You will need the 16-digit control number included on your Notice or your proxy card or voting instruction form in order to be able to vote your shares or submit questions via the Internet during the Annual Meeting. If you do not have your 16-digit control number, you will be able to listen to the meeting only — you will not be able to vote or submit questions during the meeting.

How many shares must be present to hold the Annual Meeting?

A majority of our issued and outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares voted in the manner described above (under the heading “How do I vote and what are the voting deadlines?”) will be counted as present at the Annual Meeting. Shares that are present and entitled to vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

Who can vote?

Holders of Biogen common stock on the close of business on the record date of April 20, 2023 (Record Date) are entitled to receive the Notice of 2023 Annual Meeting, Proxy Statement and Revised Proxy and to vote their shares at the Annual Meeting. As of the Record Date, 144,742,267 shares of our common stock were outstanding and entitled to vote. Each share of common stock is entitled to on each matter properly brought before the meeting.

2023 Proxy Statement -8-

Information About the Meeting

Information About the Meeting (continued)

What am I voting on at the Annual Meeting?

Stockholders will be asked to vote on the following items at the Annual Meeting:

•   The election to our Board of Directors of 7 director nominees (Proposal 1);

•   The ratification of the selection of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2);

•   The advisory vote on executive compensation (Proposal 3);

•   The advisory vote on the frequency of the advisory vote on executive compensation (Proposal 4); and

•   The election of Susan K. Langer to our Board of Directors (Proposal 5).

•   The transaction of such other business as may be properly brought before the meeting and any adjournments or postponements.

How will my shares be voted?

At the Meeting, the members of management appointed by the Board of Directors will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•   FOR the election of each of the 7 Director nominees named in Proposal 1;

•   FOR the ratification of the selection of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the 2023 fiscal year;

•   FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers;

•   ONE YEAR for frequency of future advisory votes to approve executive compensation; and

•   FOR the election of Susan K. Langer as a director.

How do proxies work?

If you are a registered stockholder, you will receive a proxy card for all the shares you hold of record:

•   in certificate form; or

•   in book-entry form.

Your proxy card will serve as a voting instruction form. If you do not vote your shares or specify your voting instructions on your proxy card or voting instruction form, the administrator of the applicable savings plan and/or the trustee of a Grantor Trust, as the case may be, will vote your shares in accordance with the terms of your plan and/or Grantor Trust

2023 Proxy Statement -9-

Information About the Meeting

Information About the Meeting (continued)

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares.

    By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or voting instruction form. Votes submitted through www.proxyvote.com must be received by 11:59 p.m. Eastern Time on June 25, 2023.

    By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or voting instruction form. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on June 25, 2023.

    By Mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card or voting instruction form received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card or voting instruction form. Proxy cards or voting instruction form submitted by mail must be received no later than June 25, 2023, to be voted at the Annual Meeting.

    During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/BIIB2023. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, on your proxy card or voting instruction form to be able to vote during the Annual Meeting.

If you vote via the Internet or by telephone before the Annual Meeting, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card or voting instruction form. If you vote via the Internet or by telephone before the Annual Meeting, do not return your proxy card.

Beneficial Owners. If your shares are held in a brokerage account in your broker’s name, then you are the beneficial owner of shares held in “street name.” If you are a beneficial owner of your shares, you should have received a Notice of Internet Availability of Proxy Materials or voting instructions from the bank, broker or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availability of Proxy Materials or voting instructions provided by your bank, broker or other nominee in order to instruct your bank, broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the bank, broker or other nominee. Shares held beneficially may not be voted during the Annual Meeting; instead a beneficial holder must instruct their bank, broker or other nominee in advance of the Annual Meeting.

2023 Proxy Statement -10-

Information About the Meeting

Information About the Meeting (continued)

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the Annual Meeting by:

•   signing and returning a new proxy card or voting instruction form with a later date, to be received no later than June 25, 2023;

•   submitting a later-dated vote by telephone or via the Internet — only your latest telephone or Internet proxy received by 11:59 p.m. Eastern Time on June 25, 2023, will be counted;

•   participating in the Annual Meeting virtually via the Internet and voting again; or

•   delivering a written revocation to our Secretary at Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142, to be received no later than June 25, 2023.

Only your latest vote, in whatever form, will be counted. The amended proxy card enclosed with this Revised Proxy differs from the original proxy card previously furnished to you in that the amended proxy card includes the election of Susan K. Langer as a nominee for director and no longer includes Alexander J. Denner, Ph.D., William D. Jones and Richard C. Mulligan, Ph.D., as nominees.

If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended proxy card with this Revised Proxy or by submitting a proxy by telephone or through the Internet by following the procedures on your amended proxy card or as previously provided to you on your Notice of Internet Availability of Proxy Materials. However, if you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals but will not be counted in the election of Ms. Langer because she is not listed as a nominee on the original proxy card.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the bank, broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.

2023 Proxy Statement -11-

Information About the Meeting

Information About the Meeting (continued)

Will my shares be counted if I do not vote?

Stockholders of Record. If you are the stockholder of record and you do not vote before the Annual Meeting your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of shares, your bank, broker or other nominee, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If no voting instructions are provided, these record holders can vote your shares only on discretionary, or routine, matters and not on non-discretionary, or non-routine, matters. Uninstructed shares whose votes cannot be counted on non-routine matters result in what are commonly referred to as “broker non-votes.”

The proposal to ratify the selection of our independent registered public accounting firm is a routine matter and the other proposals are non-routine matters. If you do not give your broker voting instructions, your broker (1) will be entitled to vote your shares on the proposal to ratify the selection of our independent registered public accounting firm and (2) will not be entitled to vote your shares on the other proposals. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted on all of these important matters.

How many shares must be present to hold the Annual Meeting?

A majority of our issued and outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares voted in the manner described above (under the heading “How do I vote and what are the voting deadlines?”) will be counted as present at the Annual Meeting. Shares that are present and entitled to vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

2023 Proxy Statement -12-

Information About the Meeting (continued)

What vote is required to approve each proposal and how are votes counted?	Proposal	Vote Required	Broker Discretionary Voting Allowed
	Election of 7 Directors (Proposal 1)	Majority of Votes Cast*	No
	Ratification of PwC (Proposal 2)	Majority of Votes Cast	Yes
	Advisory Vote on Executive Compensation (Proposal 3)	Not Applicable**	No
	Advisory Vote on Frequency of Advisory Votes on Executive Compensation (Proposal 4)	Not Applicable***	No
	Election of Susan K. Langer as a Director (Proposal 5)	Majority of Votes Cast	No

*   Any nominee who does not receive a majority of votes cast “for” his or her election would be required to tender his or her resignation promptly following the failure to receive the required votes. the Board (excluding the director in question) shall, within ninety (90) days after certification of the election results, decide whether to accept the director’s resignation, taking into account such factors as it deems relevant. The Board shall promptly disclose its decision and, if applicable, the reasons for rejecting the resignation in a filing with the Securities and Exchange Commission.

** Because the Advisory Vote on Executive Compensation asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval.

*** Because the Advisory Vote on Frequency of Advisory Votes on Executive Compensation calls for a non-binding, advisory vote, there is no “required vote” that would constitute approval.

Abstentions/Broker Non-Votes: If you abstain from voting or there is a broker non-vote in any matter, your abstention or broker nonvote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast under our Bylaws.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting. If any other matters are properly presented at the Annual Meeting, your proxy authorizes the individuals named as proxies to vote, or otherwise act, in accordance with their best judgment.

2023 Proxy Statement -13-

Information About the Meeting (continued)

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We have elected to provide access to our proxy materials on the Internet, consistent with the rules of the SEC. Accordingly, in most instances we mailed a Notice of Internet Availability of Proxy Materials to our stockholders. This Revised Proxy is being mailed to our stockholders of record as of April 20, 2023, the record date for the Annual Meeting, and will also be made available on the internet at www.proxyvote.com. An amended proxy card is also being mailed together with this Revised Proxy. For ten days before the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our offices located at 225 Binney Street, Cambridge, Massachusetts 02142 and will also be available for examination during the Annual Meeting at www.virtualshareholdermeeting.com/BIIB2023. If you would like to review the list, please call our Investor Relations department at (781) 464-2442.

What does it mean if I receive more than one notice regarding the Internet availability of proxy materials or more than one set of printed proxy materials?

If you hold your shares in more than one account, you may receive a separate Notice of Internet Availability of Proxy Materials or a separate set of printed proxy materials, including a separate proxy card or voting instruction form, for each account. To ensure that all of your shares are voted, please vote by telephone or by Internet or sign, date and return a proxy card or voting instruction form for each account.

Where do I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting. You may request a copy of this Form 8-K by contacting Investor Relations, Biogen Inc., 225 Binney Street, Cambridge, Massachusetts 02142, (781) 464-2442. You will also be able to find a copy of this Form 8-K on the Internet through the SEC’s electronic data system, called EDGAR, at www.sec.gov or on our website, www.biogen.com, under the “Financials” subsection of the “Investors” section of the website.

Who should I call if I have any questions?

If you have any questions or require any assistance with voting your shares, please contact the bank, broker or other nominee holding your shares, or our Investor Relations department at (781) 464-2442.

Who do I contact if I experience technical difficulties trying to access or during the Annual Meeting?

If you have technical difficulties when accessing the Annual Meeting, there will be technicians available to assist you. If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.

2023 Proxy Statement -14-

OTHER MATTERS

Other than as set forth above, no items presented in the Proxy Statement are affected by this Revised Proxy, and you should carefully review the Proxy Statement prior to voting your shares. Our Board and management know of no other matters or business to be presented for consideration at the annual meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the annual meeting from time to time.

2023 Proxy Statement	-15-

BIOGEN INC. 225 BINNEY STREET CAMBRIDGE, MA 02142 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/BIIB2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V19725-P91166 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BIOGEN INC.1. Election of Directors. To elect the director nominees numbered 1a through 1j to serve for a one-year term extending until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 1a. Not Applicable 1b. Caroline Dorsa 1c. Maria C. Freire 1d. William A. Hawkins 1e. Not Applicable 1f. Jesus B. Mantas 1g. Not Applicable 1h. Eric K. Rowinsky 1i. Stephen A. Sherwin 1j. Christopher A. Viehbacher For Against Abstain 2. To ratify the selection of PricewaterhouseCoopers LLP as Biogen Inc.‘s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Say on Pay—To approve an advisory vote on executive compensation. The Board recommends a vote for 1 YEAR on the following proposal: 4. Say When on Pay—To approve an advisory vote on the frequency of the advisory vote on executive compensation. The Board recommends a vote FOR the following proposal: 5. To elect Susan Langer as a director to serve a one-year term extending until the 2024 Annual Meeting of Stockholders and until her successor is duly elected and qualified. 1 Year 2 Years 3 Years Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2023 Notice and Proxy Statement and 2022 Annual Report with Form 10-K are available at: www.proxyvote.com. BIOGEN INC. Annual Meeting of Stockholders June 26, 2023, 9:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Christopher A. Viehbacher, Michael R. McDonnell and Susan H. Alexander, and each of them (with full power to act alone), as proxies of the undersigned with all the powers the undersigned would possess if present during the 2023 Annual Meeting, and with full power of substitution in each of them to appear, represent and vote all shares of common stock of Biogen Inc. which the undersigned would be entitled to vote at the 2023 Annual Meeting of Stockholders, to be held online at www.virtualshareholdermeeting.com/BIIB2023 on Monday, June 26, 2023, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed herein. If no direction is indicated, such shares will be voted FOR the election of all of the director nominees listed in Proposal 1, FOR Proposals 2, 3 and 5 and FOR 1 YEAR Option for Proposal 4. As to any other matter that may be properly brought before the meeting or any adjournment or postponement thereof, proxy holders will vote in accordance with their best judgment. Continued and to be signed on reverse side